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                                                                    EXHIBIT 10.6

                       Incentive Compensation Arrangement
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                                Paul W. Springman

This letter outlines your incentive compensation arrangements for 2003. Incentive compensation, expressed as a percentage of base salary, will be based on growth in book value per share of Markel Common Stock. For 2003 the relevant measure will be growth in book value per share for 2003. We anticipate in the future that this measure will be a weighted average for the period beginning January 1, 2003 to the measurement date until we reach a five year weighted average. To provide for a transition the minimum bonus for 2003 will be $200,000.

Growth in Book Value Per Share    Bonus as % of Base Salary
Under 11%                         0%
11%                               25%
12%                               30%
13%                               40%
14%                               50%
15%                               60%
16%                               75%
17%                               90%
18%                               100%
19%                               110%
20%                               125%
21%                               145%
22%                               170%
23%                               200%
24%                               250%
Over 24%                          Discretionary

For purposes of this arrangement, book value calculations are adjusted to exclude the benefit of issuing equity securities at prices above the preceding year end book value per share.

Should your employment terminate during the year no pro rata payments will be made. To be eligible for incentive compensation, you must be an employee in good standing when incentive compensation payments are made. If you have been on probation or in a performance improvement program, you will not be paid incentive compensation for the time you were on probation or in the program. Remember, all incentive compensation plans are discretionary and subject to change or modification at any time.


Paul W. Springman              7/28/03    /s/  Paul W. Springman        7/28/03
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Employee Name (Please Print)   Date       Employee Signature            Date


/s/  Pamela J. Perrott         7/28/03
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Human Resources Signature      Date
(Invalid if not signed by HR)